UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 23, 2024

CREATIVE REALITIES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13100 Magisterial Drive, Suite 100, Louisville, KY	40223
(Address of principal executive offices)	(Zip Code)

(502) 791-8800
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CREX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 3034, the Board of Directors of Creative Realities, Inc. (the “Company”) approved an amendment to the Company’s 2023 Stock Incentive Plan (the “Plan”) that increased the reserve of shares authorized for issuance thereunder from 1,500,000 to 2,500,000 shares of Company common stock. The Plan will be submitted to the Company’s shareholders for approval at the Company’s 2024 Annual Meeting of Shareholders to be held on October 18, 2024 (including any adjournments thereof, the “Annual Meeting”).

Important Additional Information Will Be Filed With the SEC

The Company plans to file with the SEC a Proxy Statement in connection with the Annual Meeting. The Proxy Statement will contain important information about the Company, the Plan and other matters to be considered by shareholders at the Annual Meeting. Investors and security holders are urged to read the Proxy Statement carefully when it is available before making any voting or investment decision with respect to the Plan and other matters to be considered by shareholders at the Annual Meeting.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed by the Company with the SEC through the website maintained by the SEC at www.sec.gov. In addition, security holders will be able to obtain free copies of the Proxy Statement from the Company by calling 1-866-641-4276 or by sending an email to investorvote@computershare.com with “Proxy Materials Creative Realities, Inc.” in the subject line. Include your full name and address and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by October 8, 2024.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the proxy solicitation with respect to the proposed Plan and other matters to be considered by shareholders at the Annual Meeting. Information regarding the Company’s directors and executive officers and their ownership of Company common stock is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 21, 2024 as amended on April 26, 2024, and is supplemented by other public filings made, and to be made, with the SEC. The Company’s directors and executive officers beneficially own approximately 14.7% of the Company’s common stock. A more complete description will be available in the Proxy Statement filed in connection with the Annual Meeting. Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company and its directors and executive officers with respect to the Plan by reading the Proxy Statement and other filings referred to above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2024

Creative Realities, Inc

By:	/s/ Will Logan
Will Logan
Chief Financial Officer